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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      In connection with this Annual Report on Form 10-K of AMICAS, Inc. (the "Company") for the year ended December 31, 2004 (the "Report"), the undersigned, Stephen N. Kahane, M.D., M.S., Chief Executive Officer of the Company, and Joseph D. Hill, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                          /s/ Stephen N. Kahane, M.D., M.S.       March 29, 2005
                          ----------------------------------      --------------
                          Stephen N. Kahane, M.D., M.S.                     Date
                          Chief Executive Officer

                          /s/ Joseph D. Hill                      March 29, 2005
                          ----------------------------------      --------------
                          Joseph D. Hill                                    Date
                          Chief Financial Officer